UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 2, 2015

ATRM Holdings, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Minnesota	0-22166	41-1439182
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3050 Echo Lake Avenue, Suite 300, Mahtomedi, Minnesota	55115
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (651) 704-1800

N/A
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 2, 2015, Paul H. Askegaard resigned from his position as a member of the Board of Directors of ATRM Holdings, Inc. (the “Company”). Mr. Askegaard’s resignation was not the result of any disagreement related to any matter involving the Company’s operations, policies or practices, and he continues to serve as the Company’s Chief Financial Officer, Treasurer and Secretary.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATRM Holdings, Inc.

Dated: November 6, 2015	By:	/s/ Daniel M. Koch
	Name:	Daniel M. Koch
	Title:	President and Chief Executive Officer